Earnings and Loss per Share	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Earnings and Loss per Share
26. Earnings and Loss per Share
The Group reported basic and diluted earnings per share. Basic earnings per share are calculated by dividing the net profit or loss by the weighted-average number of ordinary shares outstanding for the reporting period. Diluted earnings per share for the year ended December 31, 2022, are calculated by adjusting the weighted-average number of ordinary shares outstanding for any dilutive effects resulting from equity awards granted to the Board and employees of the Group as well as from publicly traded Immatics Warrants. The Group’s equity awards and Immatics Warrants for which the exercise price is exceeding the Groups weighted average share price for the year ended December 31, 2022, are anti-dilutive instruments and are excluded in the calculation of diluted weighted average number of ordinary shares. The Group was loss-making during the year ended December 31, 2021 and 2020, therefore all instruments are anti-dilutive instruments and are excluded in the calculation of diluted weighted average number of ordinary shares outstanding, including the outstanding equity awards and the 7,187,500 Immatics Warrants issued in 2020 and outstanding as of December 31, 2022.

	Year ended December 31,
	2022	2021	2020
Net profit/(loss):	37,514	(93,335)	(211,841)
Basic	0.56	(1.48)	(4.40)
Diluted	0.55	(1.48)	(4.40)
Weighted average shares outstanding:
Basic	67,220,824	62,912,921	48,001,228
Diluted	68,824,906	62,912,921	48,001,228